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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):

                                 April 25, 2002
                         Commission File Number: 0-22076

                               DTVN Holdings, Inc.
        (Exact Name of Small Business Issuer as Specified in Its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                   76-0404904
                      (I.R.S. Employer Identification No.)

                          1801 Gateway Blvd, Suite 101
                             Richardson, Texas 75080
                    (Address of Principal Executive Offices)

                                 (972) 783-0284
                (Issuer's Telephone Number, Including Area Code)

         ---------------------------------------------------------------
   (Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                    Report)

ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT.

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         (b) On April 25, 2002 the Audit Committee of the Board of Directors
recommended the engagement of Hein + Associates LLP ("Hein") as the Company's independent public accountants for its fiscal year ending December 31, 2002 and this decision was approved by the Board of Directors of the Company on April 25, 2002. During the two most recent fiscal years and through the date of engagement, the Company has not consulted with Hein on items regarding either:
(1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) with the Company's former auditor.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)    Financial statements of business acquired

                 Not applicable

          (b)    Pro forma financial information

                 Not applicable

          (c)    Exhibits

                 Not applicable

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DTVN HOLDINGS, INC.


                                     By:   /s/  Philip N. O'Reilly
                                         ---------------------------------------
                                              Philip N. O'Reilly
                                              Chief Financial Officer,


Dated:  April 25, 2002